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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the references to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated March 30, 2000, in Amendment No. 2 to the Registration Statement (Form S-1) No. 333-33884 and related Prospectus of ObjectSpace, Inc. for the registration of shares of its common stock.


                                          /s/ Ernst & Young LLP


Dallas, Texas
August 11, 2000